Exhibit 99.4

                             CONN FUNDING II, L.P.,
                                    as Issuer

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                   as Trustee
                           ---------------------------

                               Asset Backed Notes
                              (Issuable in Series)


                          FOURTH SUPPLEMENTAL INDENTURE

                           ---------------------------



                           Dated as of August 14, 2008

                           ---------------------------

         This FOURTH SUPPLEMENTAL INDENTURE (this "Fourth Supplemental Indenture"), dated as of August 14, 2008, is between CONN FUNDING II, L.P., a special purpose limited partnership established under the laws of Texas, as issuer (the "Issuer") and WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), a banking association organized and existing under the laws of the United States of America, as trustee (the "Trustee"). Capitalized terms used herein but not otherwise defined shall have the meanings given in the Indenture (as defined below).


                                    RECITALS

         WHEREAS, the Issuer and the Trustee have entered into a Base Indenture, dated as of September 1, 2002 , between the Issuer and the Trustee (the "Base Indenture"), as supplemented by (i) the First Supplemental Indenture dated as of October 29, 2004 (the "First Supplemental Indenture"), (ii) the Amended and Restated Series 2002-A Supplement dated as of September 10, 2007 (as so amended and as amended by the First Supplemental Indenture, the "2002-A Supplement"),
(iii) the Series 2006-A Supplement dated as of August 1, 2006 (the "2006-A Supplement"), (iv) the Second Supplemental Indenture dated as of August 1, 2006 (the "Second Supplemental Indenture"), and (v) the Third Supplemental Indenture dated as of June 28, 2007 (the "Third Supplemental Indenture," and together with the Base Indenture, the First Supplemental Indenture, the 2002-A Supplement, the 2006-A Supplement and the Second Supplemental Indenture, the "Indenture"); and

         WHEREAS,   the  Issuer  and  the  Trustee   desire  to  modify  certain
definitions contained in the Indenture; and

         WHEREAS, Section 13.1 of the Base Indenture requires the consent of the Notice Persons of each Series and that notice be sent to the Rating Agencies for the execution of this Fourth Supplemental Indenture; and

         WHEREAS, the consent of the Notice Persons of the Series 2006-A Notes is deemed obtained upon the satisfaction of the Rating Agency Condition.

         NOW, THEREFORE, to comply with the provisions of the Indenture and in consideration of the above premises, the Issuer and the Trustee covenant and agree for the benefit of the respective Noteholders as follows:

                                    ARTICLE 1
                                     GENERAL

         SECTION 1.01. This Fourth Supplemental Indenture is supplemental to the Indenture and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

         SECTION 1.02. This Fourth Supplemental Indenture shall become effective immediately upon the execution and delivery of this Fourth Supplemental Indenture by each of the Administrator, the Funding Agent, Three Pillars, the Issuer and the Trustee and the satisfaction of the Rating Agency Condition.

                                   ARTICLE 2
                         AMENDMENT TO THE BASE INDENTURE

         SECTION 2.01. The definition of "Available Servicer Letter of Credit Amount" as set forth in Section 1.1 of the Base Indenture is hereby amended and restated in its entirety as follows:

                  "Available Servicer Letter of Credit Amount" means the Stated Amount and, if applicable, the meaning specified in subsection 5.10(e).

         SECTION  2.02.  The  definition  of  "Eligible   Installment   Contract
Receivable" as set forth in Section 1.1 of the Base Indenture is hereby amended by deleting "20%" therein and substituting "15%" therefor.

         SECTION 2.03. Section 1.1 of the Base Indenture is hereby amended by adding the following definition in appropriate alphabetical order therein:

                  "Back-up Servicer" has the meaning specified in the Servicing Agreement.

         SECTION 2.04. Section 1.1 of the Base Indenture is hereby amended by adding the following definition in appropriate alphabetical order therein:

                  "Stated Amount" has the meaning specified in the Servicer Letter of Credit.

         SECTION 2.05. The definition of "Servicing Fee" as set forth in Section
1.1 of the Base Indenture is hereby amended and restated in its entirety as follows:

                  "Servicing Fee" means (i) for any Monthly Period during which Conn Appliances, Inc. (successor by merger to CAI, L.P.) or any Affiliate acts as Servicer, an amount equal to the product of (i) 3.00%/12 multiplied by (ii) the average aggregate Principal Receivables for such Monthly Period and (ii) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to the product of (i) the current market rate for servicing receivables similar to the Receivables divided by 12, multiplied by (ii) the average aggregate Principal Receivables for such Monthly Period; provided, however, that in no event shall the current market rate exceed 5.00%."

         SECTION 2.06. The Base Indenture is hereby further amended by the addition of Section 8.7, which shall read as follows:

            Section 8.7. Resignation or Removal of Back-Up Servicer. If the Back-Up Servicer fails or is unable to perform its duties under the Transaction Documents, has resigned or otherwise been terminated as Back-Up Servicer the Issuer will promptly provide notice to the Rating Agencies of such failure, removal or resignation.

                                   ARTICLE 3
                                  MISCELLANEOUS

         SECTION 3.01. Except as specifically modified herein, the Indenture, as heretofore amended, and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms.

         SECTION 3.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Fourth Supplemental Indenture and this Fourth Supplemental Indenture shall not affect the rights or immunities of the Trustee under the Indenture, the Series Supplements or otherwise. This Fourth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto.

         SECTION 3.03. The laws of the State of New York shall govern this Fourth Supplemental Indenture without regard to the conflict of laws provisions thereof.

         SECTION 3.04. This Fourth Supplemental Indenture may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

         SECTION 3.05. The Issuer reaffirms that (i) each of the representations and warranties made by it in the Indenture and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the effective date hereof (except to the extent they expressly relate to an earlier or later time and then as of such earlier or later time),
(ii) no Event of Default or event which, upon notice or lapse of time or both, would result in an Event of Default with respect to the Notes has occurred and
(iii) no Servicer Default or event which, upon notice or lapse of time or both, would result in a Servicer Default has occurred.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Fourth Supplemental Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.



                        CONN FUNDING II, L.P., as Issuer

                                            By:      Conn Funding II GP, L.L.C.,
                                                     its general partner




                                                          By: /s/ David R. Atnip
                                                          ----------------------
                                                          Name: David R. Atnip
                                                          Title: Treasurer


                                         S-1       Fourth Supplemental Indenture
                                                         (Conn Funding II, L.P.)

                              WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its
                                      individual capacity, but solely as Trustee




                                                  By: /s/ Marianna C. Sterschic
                                                      -------------------------
                                                    Name:  Marianna C. Stershic
                                                           Title: Vice President


                                         S-2       Fourth Supplemental Indenture
                                                         (Conn Funding II, L.P.)

ACCEPTED AND AGREED:

CONN APPLIANCES, INC.,
Individually and as Servicer



By:  /s/ David R. Atnip
     ------------------
   Name: David R. Atnip
   Title: Treasurer


                                         S-3       Fourth Supplemental Indenture
                                                         (Conn Funding II, L.P.)

CONSENTED TO BY:

THREE PILLARS FUNDING LLC


By:      /s/ Doris J. Hearn
   ------------------------
Name: Doris J. Hearn
Title: Vice President



SUNTRUST ROBINSON HUMPHREY, INC.
as Administrator and Notice Person
for the Series 2002-A Notes

By:  /s/ Joseph R. Franke
     --------------------
Name: Joseph R. Franke
Title: Director


                                         S-4       Fourth Supplemental Indenture
                                                         (Conn Funding II, L.P.)

JPMORGAN CHASE BANK, N.A.,
as Funding Agent and Notice Person
for the Series 2002-A Notes


By:  /s/ Trisha Lesch
     ----------------
Name: Trisha Lesch
Title: Vice President



PARK AVENUE RECEIVABLES COMPANY
LLC, as a Conduit Purchaser

By: JPMorgan Chase Bank, N.A.,
its attorney-in-fact


By: /s/ Trisha Lesch
    ----------------
Name: Trisha Lesch
Title: Vice President




                                         S-5       Fourth Supplemental Indenture
                                                         (Conn Funding II, L.P.)